Interest and Finance Costs, net (Tables)	6 Months Ended
Jun. 30, 2024
Interest And Finance Costs Net
Interest and Finance Costs, net (Table)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Interest expense	31,437	26,252	60,931	51,340
Less: Interest capitalized	(1,802)	(1,166)	(3,245)	(2,090)
Interest expense, net	29,635	25,086	57,686	49,250
Bunkers and CO2 emissions swaps cash settlements	(521)	—	(1,119)	—
Amortization of deferred finance costs	1,055	874	1,872	2,083
Bank charges	59	67	60	136
Amortization of deferred gain on termination of financial instruments	(882)	(1,313)	(2,094)	(2,611)
Interest expense on redeemable preferred shares	—	663	—	663
Change in fair value of non-hedging financial instruments	707	(1,043)	(1,207)	(673)
Net total	30,053	24,334	55,198	48,848